SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2003


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                        TRANSAMERICA FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       1-6798                 95-1077235
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             9399 West Higgins Road
                            Rosemont, Illinois 60018
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (847) 685-1100
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     This Current Report on Form 8-K includes as an exhibit a press release, dated September 4, 2003, announcing Transamerica Finance Corporation, an indirect subsidiary of AEGON N.V., intends to sell its flood hazard certification and real estate tax service businesses to The First American Corporation. The press release is attached as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          99.1 Press release issued by Transamerica Finance Corporation on September 4, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



     TRANSAMERICA FINANCE CORPORATION
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               (Registrant)

By:   /s/ THOMAS G. BASTIAN
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          Thomas G. Bastian
      Senior Vice President and Controller

Date: September 5, 2003